Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
December 31, 2007
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
December 31, 2007

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims (A&E).

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note K of the Condensed Consolidated Financial Statements within the 2007 Form 10-Q for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs employ strategies to generate returns through investing in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful
SEGMENT CHANGES
CNA’s (the Company) core property and casualty commercial insurance operations are reported in two business segments: Standard Lines and Specialty Lines. As a result of the Company’s realignment of management responsibilities in the fourth quarter of 2007, the Company has revised its property and casualty segments as if the current segment changes occurred as of the beginning of the earliest period presented. Standard Lines includes standard property and casualty coverages sold to small businesses and middle market entities and organizations in the U.S. primarily through an independent agency distribution system. Standard Lines also includes commercial insurance and risk management products sold to large corporations in the U.S. primarily through insurance brokers. Specialty Lines provides a broad array of professional, financial and specialty property and casualty products and services, including excess and surplus lines, primarily through insurance brokers and managing general underwriters. Specialty Lines also includes insurance coverages sold globally through the Company’s foreign operations (CNA Global). Previously, excess and surplus lines and CNA Global were included in Standard Lines.
Standard Lines previously included other revenues and expenses related to claim services provided by CNA ClaimPlus, Inc. to other units within the Standard Lines segment because these revenues and expenses were eliminated at the consolidated level. These amounts are now eliminated within Standard Lines for all periods presented.

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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIOD ENDED DECEMBER 31	Three Months			Twelve Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,867	$1,899	(2)%	$7,484	$7,603	(2)%
Net investment income	574	690	(17)	2,433	2,412	1
Realized investment gains (losses), net of participating policyholders’ and minority interests	(94)	154	(161)	(311)	86	N/M
Other revenues	68	100	(32)	279	275	1

Total revenues	2,415	2,843	(15)	9,885	10,376	(5)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,513	1,601	5	6,009	6,047	1
Amortization of deferred acquisition costs	383	402	5	1,520	1,534	1
Other operating expenses	272	304	11	994	1,027	3
Restructuring and other related charges	—	—	N/M	—	(13)	N/M
Interest	36	38	5	140	131	(7)

Total claims, benefits and expenses	2,204	2,345	6	8,663	8,726	1

Income before income tax and minority interest	211	498	(58)	1,222	1,650	(26)
Income tax expense	(38)	(130)	71	(317)	(469)	32
Minority interest	(11)	(12)	8	(48)	(44)	(9)

Income from continuing operations	162	356	(54)	857	1,137	(25)
Income (loss) from discontinued operations, net of tax	2	(27)	107	(6)	(29)	79

Net income	$164	$329	(50)%	$851	$1,108	(23)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income, Per Share Data and Return on Equity

PERIOD ENDED DECEMBER 31	Three Months			Twelve Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions, except per share data)	2007	2006	% Change	2007	2006	% Change

COMPONENTS OF NET INCOME
Net operating income	$223	$248	(10)%	$1,060	$1,070	(1)%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	(61)	108	(156)	(203)	67	N/M

Income from continuing operations	162	356	(54)	857	1,137	(25)
Income (loss) from discontinued operations, net of tax	2	(27)	107	(6)	(29)	79

Net income	$164	$329	(50)%	$851	$1,108	(23)%

BASIC EARNINGS PER SHARE
Net operating income	$0.82	$0.91	(10)%	$3.90	$3.91	—%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	(0.23)	0.42	(155)	(0.75)	0.26	N/M

Income from continuing operations	0.59	1.33	(56)	3.15	4.17	(24)
Income (loss) from discontinued operations, net of tax	0.01	(0.10)	110	(0.02)	(0.11)	82

Basic earnings per share available to common stockholders (1)	$0.60	$1.23	(51)%	$3.13	$4.06	(23)%

DILUTED EARNINGS PER SHARE
Net operating income	$0.82	$0.91	(10)%	$3.90	$3.91	—%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	(0.23)	0.41	(156)	(0.75)	0.25	N/M

Income from continuing operations	0.59	1.32	(55)	3.15	4.16	(24)
Income (loss) from discontinued operations, net of tax	0.01	(0.10)	110	(0.02)	(0.11)	82

Diluted earnings per share available to common stockholders (1)	$0.60	$1.22	(51)%	$3.13	$4.05	(23)%

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	271.6	271.0		271.5	262.1

Diluted	271.8	271.3		271.8	262.3

RETURN ON EQUITY
Net income (2)	6.5%	13.8%		8.5%	11.8%

Net operating income (3)	9.0	11.0		11.0	12.0

(1)	The twelve months ended December 31, 2006 per share results available to common stockholders from net operating income are reduced by $46 million, or $0.17 per share, of undeclared but accumulated preferred stock dividends. The undeclared but accumulated preferred stock dividends relate to the Company’s Series H Cumulative Preferred Stock which was repurchased from Loews Corporation on August 8, 2006.

(2)	Annualized net income divided by the average stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(3)	Annualized net operating income divided by the average stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2007	December 31, 2006

Total assets	$56,732	$60,283
Insurance reserves	40,222	41,080
Debt	2,157	2,156
Total liabilities	46,197	50,180
Minority interest	385	335
Accumulated other comprehensive income	103	549
Total stockholders’ equity	10,150	9,768

Book value per common share	$37.36	$36.03

Book value per common share excluding AOCI	$36.98	$34.00

Outstanding shares of common stock (in millions of shares)	271.7	271.1

THREE MONTHS ENDED
DECEMBER 31
(In millions)	2007	2006

Net cash flows provided by operating activities (1)	$526	$467
Net cash flows used by investing activities	(415)	(156)
Net cash flows used by financing activities	(102)	(323)

Net cash flows from operating, investing and financing activities	$9	$(12)

TWELVE MONTHS ENDED
DECEMBER 31
(In millions)	2007	2006

Net cash flows provided by operating activities (1)	$1,239	$2,250
Net cash flows used by investing activities	(1,082)	(1,646)
Net cash flows used by financing activities	(185)	(605)

Net cash flows from operating, investing and financing activities	$(28)	$(1)

(1)	Operating cash flows for the three and twelve months ended December 31, 2007 include $3 million and $(13) million related to discontinued operations. Operating cash flows for the three and twelve months ended December 31, 2006 include $(11) million and $(11) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED
DECEMBER 31, 2007				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$12,160	$8,569	$20,729	$3,097	$5,166	$28,992
Ceded	2,229	2,084	4,313	1,219	2,033	7,565

Net	9,931	6,485	16,416	1,878	3,133	21,427

Net incurred claim & claim adjustment expenses	594	560	1,154	102	108	1,364

Net claim & claim adjustment expense payments	(605)	(443)	(1,048)	(102)	(127)	(1,277)

Foreign currency translation adjustment	—	15	15	2	1	18

Claim & claim adjustment expense reserves, end of period
Net	9,920	6,617	16,537	1,880	3,115	21,532
Ceded	2,128	1,786	3,914	1,147	1,995	7,056

Gross	$12,048	$8,403	$20,451	$3,027	$5,110	$28,588

TWELVE MONTHS ENDED
DECEMBER 31, 2007				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$12,517	$7,946	$20,463	$3,134	$6,039	$29,636
Ceded	2,403	1,923	4,326	1,278	2,587	8,191

Net	10,114	6,023	16,137	1,856	3,452	21,445

Net incurred claim & claim adjustment expenses	2,279	2,190	4,469	596	225	5,290

Net claim & claim adjustment expense payments	(2,474)	(1,677)	(4,151)	(574)	(572)	(5,297)

Foreign currency translation adjustment	1	81	82	2	10	94

Claim & claim adjustment expense reserves, end of period
Net	9,920	6,617	16,537	1,880	3,115	21,532
Ceded	2,128	1,786	3,914	1,147	1,995	7,056

Gross	$12,048	$8,403	$20,451	$3,027	$5,110	$28,588

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	December 31, 2007		September 30, 2007		December 31, 2006
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$19,351	$18,951	$20,097	$19,790	$23,238	$23,254
Fixed maturities — tax exempt	5,815	5,810	4,861	4,864	3,307	3,351
Equities	254	459	234	492	236	475
Short-term investments	4,385	4,387	6,692	6,695	5,329	5,330
Limited partnership investments	1,877	1,877	1,762	1,762	1,605	1,605
Other	8	45	19	42	26	26

Total investments	$31,690	$31,529	$33,665	$33,645	$33,741	$34,041

Net receivable/(payable)	$(265)		$(2,458)		$(6)
Securities lending collateral	(53)		(82)		(2,851)

Life & Group Non-Core:
Fixed maturities — taxable	$7,422	$7,631	$7,438	$7,712	$6,981	$7,451
Fixed maturities — tax exempt	1,800	1,865	1,711	1,830	1,609	1,795
Equities	112	109	112	116	172	182
Short-term investments	290	290	277	277	380	380
Limited partnership investments	337	337	331	331	247	247
Other	1	1	1	1	—	—

Total investments	$9,962	$10,233	$9,870	$10,267	$9,389	$10,055

Net receivable/(payable)	$1		$11		$(2)
Securities lending collateral	—		—		—

Total investments	$41,652	$41,762	$43,535	$43,912	$43,130	$44,096

Total net receivable/(payable)	$(264)		$(2,447)		$(8)
Total securities lending collateral	(53)		(82)		(2,851)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $53 million, $53 million, and $90 million as of December 31, 2007, September 30, 2007, and December 31, 2006, where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of December 31, 2007
(In millions)
Invested Assets Fair Value By Segment

	P&C Operations and		Life & Group
	Corporate & Other Non-Core		Non-Core		Total Operations
MBS/CMO/ABS/CDO	$10,368	24.8%	$1,072	2.6%	$11,440	27.4%
Other taxable fixed maturities	8,583	20.6	6,559	15.7	15,142	36.3
Tax exempt fixed maturities	5,810	13.9	1,865	4.4	7,675	18.3
All other	6,768	16.2	737	1.8	7,505	18.0

Total investments	$31,529	75.5%	$10,233	24.5%	$41,762	100.0%

Invested Assets Book Value By Segment

	P&C Operations and		Life & Group
	Corporate & Other Non-Core		Non-Core		Total Operations
MBS/CMO/ABS/CDO	$10,710	25.7%	$1,097	2.6%	$11,807	28.3%
Other taxable fixed maturities	8,641	20.7	6,325	15.2	14,966	35.9
Tax exempt fixed maturities	5,815	14.0	1,800	4.3	7,615	18.3
All other	6,524	15.7	740	1.8	7,264	17.5

Total investments	$31,690	76.1%	$9,962	23.9%	$41,652	100.0%

MBS/CMO/ABS/CDO Fair Value Distribution

											% of Total
	MBS		CMO		ABS		CDO		Total		Investments
U.S. Government Agencies	$1,212	10.6%	$1,460	12.8%	$—	—%	$—	—%	$2,672	23.4%	6.4%
AAA	—	—	5,297	46.3	2,063	18.0	27	0.2	7,387	64.5	17.7
AA	—	—	35	0.3	309	2.7	80	0.7	424	3.7	1.0
A	—	—	56	0.5	206	1.8	222	1.9	484	4.2	1.2
BBB	—	—	13	0.1	396	3.5	20	0.2	429	3.8	1.0
<BBB & Equity Tranches	—	—	1	—	28	0.3	15	0.1	44	0.4	0.1

Total MBS/CMO/ABS/CDO	$1,212	10.6%	$6,862	60.0%	$3,002	26.3%	$364	3.1%	$11,440	100.0%	27.4%

Sub-prime (Included above) (1)	$—		$13		$1,064		$28		$1,105	9.7%	2.6%
Alt-A (Included above)	$—		$1,142		$3		$51		$1,196	10.5%	2.9%
MBS/CMO/ABS/CDO Book Value Distribution

											% of Total
	MBS		CMO		ABS		CDO		Total		Investments
U.S. Government Agencies	$1,217	10.3%	$1,477	12.5%	$—	—%	$—	—%	$2,694	22.8%	6.5%
AAA	—	—	5,385	45.6	2,093	17.7	28	0.2	7,506	63.5	18.0
AA	—	—	41	0.4	379	3.2	93	0.8	513	4.4	1.2
A	—	—	55	0.5	246	2.1	311	2.6	612	5.2	1.5
BBB	—	—	15	0.1	399	3.4	22	0.2	436	3.7	1.0
<BBB & Equity Tranches	—	—	2	—	29	0.3	15	0.1	46	0.4	0.1

Total MBS/CMO/ABS/CDO	$1,217	10.3%	$6,975	59.1%	$3,146	26.7%	$469	3.9%	$11,807	100.0%	28.3%

Sub-prime (Included above) (1)	$—		$13		$1,162		$39		$1,214	10.3%	2.9%
Alt-A (Included above)	$—		$1,187		$3		$52		$1,242	10.5%	3.0%

(1)	In addition to the sub-prime exposure in total MBS/CMO/ABS/CDO, there is exposure of approximately $30 million primarily through limited partnership holdings.

MBS	— Mortgage-backed securities

CMO	— Collateralized mortgage obligation

ABS	— Asset-backed securities

CDO	— Collateralized debt obligation

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of December 31, 2007
(In millions)
Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB & Equity
	AAA		AA		A		BBB		Tranches		Total
2007	$45	4.1%	$3	0.3%	$10	0.9%	$—	—%	$—	—%	$58	5.3%
2006	408	36.9	50	4.5	8	0.7	3	0.3	4	0.4	473	42.8
2005	210	19.0	59	5.3	25	2.3	—	—	2	0.2	296	26.8
2004	27	2.4	28	2.5	102	9.2	—	—	2	0.2	159	14.3
2003 & prior	10	0.9	30	2.7	62	5.6	2	0.2	15	1.4	119	10.8

Total sub-prime	$700	63.3%	$170	15.3%	$207	18.7%	$5	0.5%	$23	2.2%	$1,105	100.0%

Sub-Prime Book Value Quality Distribution by Vintage Year

									<BBB & Equity
	AAA		AA		A		BBB		Tranches		Total
2007	$45	3.7%	$3	0.2%	$10	0.8%	$—	—%	$—	—%	$58	4.7%
2006	407	33.6	82	6.8	12	1.0	3	0.2	4	0.3	508	41.9
2005	212	17.5	77	6.3	41	3.4	—	—	2	0.2	332	27.4
2004	27	2.2	31	2.6	119	9.8	—	—	2	0.2	179	14.8
2003 & prior	10	0.8	35	2.9	73	6.0	3	0.2	16	1.3	137	11.2

Total sub-prime	$701	57.8%	$228	18.8%	$255	21.0%	$6	0.4%	$24	2.0%	$1,214	100.0%

Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB & Equity
	AAA		AA		A		BBB		Tranches		Total
2007	$234	19.4%	$37	3.1%	$10	0.8%	$—	—%	$3	0.3%	$284	23.6%
2006	59	4.9	14	1.2	38	3.2	13	1.1	1	0.1	125	10.5
2005	102	8.5	2	0.2	—	—	—	—	—	—	104	8.7
2004	538	45.1	2	0.2	—	—	—	—	—	—	540	45.3
2003 & prior	143	11.9	—	—	—	—	—	—	—	—	143	11.9

Total Alt-A	$1,076	89.8%	$55	4.7%	$48	4.0%	$13	1.1%	$4	0.4%	$1,196	100.0%

Alt-A Book Value Quality Distribution by Vintage Year

									<BBB & Equity
	AAA		AA		A		BBB		Tranches		Total
2007	$233	18.9%	$39	3.1%	$10	0.8%	$—	—%	$3	0.2%	$285	23.0%
2006	60	4.8	16	1.3	37	3.0	15	1.2	1	0.1	129	10.4
2005	109	8.8	3	0.2	—	—	—	—	—	—	112	9.0
2004	561	45.1	2	0.2	—	—	—	—	—	—	563	45.3
2003 & prior	153	12.3	—	—	—	—	—	—	—	—	153	12.3

Total Alt-A	$1,116	89.9%	$60	4.8%	$47	3.8%	$15	1.2%	$4	0.3%	$1,242	100.0%

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of December 31, 2007
(In millions)
MBS Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Book	Fair	Book	Fair	Book	Fair	Book	Fair	Book
	Value	Value	Value	Value	Value	Value	Value	Value	Value	Value
U.S. Government Agencies	$23	$24	$397	$398	$626	$628	$166	$167	$1,212	$1,217
AAA	—	—	—	—	—	—	—	—	—	—
AA	—	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—	—
<BBB & Equity Tranches	—	—	—	—	—	—	—	—	—	—

Total MBS	$23	$24	$397	$398	$626	$628	$166	$167	$1,212	$1,217

Included in Total MBS:
Sub-prime	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Alt-A	—	—	—	—	—	—	—	—	—	—
Prime	23	24	397	398	626	628	166	167	1,212	1,217

Total MBS	$23	$24	$397	$398	$626	$628	$166	$167	$1,212	$1,217

CMO Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Book	Fair	Book	Fair	Book	Fair	Book	Fair	Book
	Value	Value	Value	Value	Value	Value	Value	Value	Value	Value
U.S. Government Agencies	$225	$227	$1,160	$1,175	$—	$—	$75	$75	$1,460	$1,477
AAA	379	385	3,133	3,209	1,505	1,502	280	289	5,297	5,385
AA	—	—	4	5	31	36	—	—	35	41
A	43	42	10	10	3	3	—	—	56	55
BBB	2	2	—	—	11	13	—	—	13	15
<BBB & Equity Tranches	1	2	—	—	—	—	—	—	1	2

Total CMO	$650	$658	$4,307	$4,399	$1,550	$1,554	$355	$364	$6,862	$6,975

Included in Total CMO:
Sub-prime	$10	$10	$—	$—	$3	$3	$—	$—	$13	$13
Alt-A	71	72	1,023	1,060	48	55	—	—	1,142	1,187
Prime	569	576	3,284	3,339	1,499	1,496	355	364	5,707	5,775

Total CMO	$650	$658	$4,307	$4,399	$1,550	$1,554	$355	$364	$6,862	$6,975

ARM	— Adjustable rate mortgage

MBS	— Mortgage-backed securities

CMO	— Collateralized mortgage obligation

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of December 31, 2007
(In millions)
ABS Distribution By Collateral Type & Quality

	CMBS		RMBS		Auto Loans		Home Equity		Student Loans		Other		Total
	Fair	Book	Fair	Book	Fair	Book	Fair	Book	Fair	Book	Fair	Book	Fair	Book
	Value	Value	Value	Value	Value	Value	Value	Value	Value	Value	Value	Value	Value	Value
AAA	$663	$695	$425	$427	$91	$91	$382	$383	$341	$341	$161	$156	$2,063	$2,093
AA	141	152	89	127	—	—	78	99	—	—	1	1	309	379
A	28	32	132	164	1	1	45	49	—	—	—	—	206	246
BBB	17	17	2	3	377	379	—	—	—	—	—	—	396	399
<BBB & Equity Tranches	—	—	15	16	8	8	5	5	—	—	—	—	28	29

Total ABS	$849	$896	$663	$737	$477	$479	$510	$536	$341	$341	$162	$157	$3,002	$3,146

Included in Total ABS:
Sub-prime	$—	$—	$554	$626	$—	$—	$510	$536	$—	$—	$—	$—	$1,064	$1,162
Alt-A	—	—	3	3	—	—	—	—	—	—	—	—	3	3
Prime & Non-Residential Mortgages	849	896	106	108	477	479	—	—	341	341	162	157	1,935	1,981

Total ABS	$849	$896	$663	$737	$477	$479	$510	$536	$341	$341	$162	$157	$3,002	$3,146

CDO Distribution By Collateral Type & Quality

	CMBS		RMBS		CDS		Other		Total
	Fair	Book	Fair	Book	Fair	Book	Fair	Book	Fair	Book
	Value	Value	Value	Value	Value	Value	Value	Value	Value	Value
AAA	$—	$—	$13	$14	$10	$10	$4	$4	$27	$28
AA	54	67	26	26	—	—	—	—	80	93
A	150	213	10	10	42	66	20	22	222	311
BBB	14	16	4	4	2	2	—	—	20	22
<BBB & Equity Tranches	10	10	3	3	2	2	—	—	15	15

Total CDO	$228	$306	$56	$57	$56	$80	$24	$26	$364	$469

Included in Total CDO:
Sub-prime	$—	$—	$5	$5	$23	$34	$—	$—	$28	$39
Alt-A	—	—	51	52	—	—	—	—	51	52
Prime & Non-Residential Mortgages	228	306	—	—	33	46	24	26	285	378

Total CDO	$228	$306	$56	$57	$56	$80	$24	$26	$364	$469

ABS	— Asset-backed securities

CDO	— Collateralized debt obligation

CMBS	— Commercial mortgage-backed securities

RMBS	— Residential mortgage-backed securities

CDS	— Credit default swaps

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
DECEMBER 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$824	$918	(10)%	$1,292	$1,324	(2)%	$2,116	$2,242	(6)%
Net written premiums	743	833	(11)	887	854	4	1,630	1,687	(3)

Net earned premiums	833	885	(6)	884	858	3	1,717	1,743	(1)
Net investment income	214	245	(13)	158	157	1	372	402	(7)
Other revenues	15	34	(56)	49	43	14	64	77	(17)

Total operating revenues	1,062	1,164	(9)	1,091	1,058	3	2,153	2,222	(3)

Claims, benefits and expenses:
Net incurred claims and benefits	594	699	15	557	486	(15)	1,151	1,185	3
Policyholders’ dividends	3	6	50	2	1	(100)	5	7	29
Amortization of deferred acquisition costs	186	200	7	195	199	2	381	399	5
Other insurance related expenses	95	91	(4)	53	45	(18)	148	136	(9)
Other expenses	7	55	87	60	39	(54)	67	94	29

Total claims, benefits and expenses	885	1,051	16	867	770	(13)	1,752	1,821	4

Operating income before income tax and minority interest	177	113	57	224	288	(22)	401	401	—
Income tax expense on operating income	(53)	(37)	(43)	(68)	(78)	13	(121)	(115)	(5)
Minority interest	—	—	N/M	(11)	(11)	—	(11)	(11)	—

Net operating income from continuing operations	124	76	63	145	199	(27)	269	275	(2)

Realized investment gains (losses), net of participating policyholders’ and minority interests	(33)	77	(143)	(19)	37	(151)	(52)	114	(146)
Income tax (expense) benefit on realized investment gains (losses)	12	(26)	146	7	(9)	178	19	(35)	154

Net income from continuing operations	$103	$127	(19)%	$133	$227	(41)%	$236	$354	(33)%

FINANCIAL RATIOS
Loss & LAE	71.2%	79.0%		63.0%	56.8%		67.0%	68.0%
Acquisition expense	20.0	18.7		18.2	18.0		19.1	18.3
Underwriting expense	13.8	14.1		9.8	10.3		11.6	12.4

Expense	33.8	32.8		28.0	28.3		30.7	30.7
Dividend	0.4	0.5		0.1	0.1		0.3	0.3

Combined ratio	105.4%	112.3%		91.1%	85.2%		98.0%	99.0%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$21	$16		$3	$3		$24	$19
Impact on loss & LAE ratio	2.5%	1.8%		0.3%	0.4%		1.4%	1.1%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development (1)	$(30)	$136		$(21)	$(58)		$(51)	$78
Prior year premium development	(4)	7		2	22		(2)	29
Other (2)	8	(53)		(3)	—		5	(53)

Total development & other	$(26)	$90		$(22)	$(36)		$(48)	$54

Impact of development & other on loss & LAE ratio (3)	(2.9)%	9.9%		(2.6)%	(5.1)%		(2.7)%	2.5%

(1)	In 2007, Standard Lines includes $39 million of favorable loss & LAE reserve development related to the 2005 hurricanes.

(2)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

(3)	In 2006, includes the impact of significant commutations.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
DECEMBER 31	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Net earned premiums	$1,717	$1,743	$149	$159	(6)%	$1	$(3)	133%	$1,867	$1,899	(2)%
Net investment income	372	402	128	194	(34)	74	94	(21)	574	690	(17)
Other revenues	64	77	2	22	(91)	2	1	100	68	100	(32)

Total operating revenues	2,153	2,222	279	375	(26)	77	92	(16)	2,509	2,689	(7)

Claims, benefits and expenses:
Net incurred claims and benefits	1,151	1,185	250	309	19	106	100	(6)	1,507	1,594	5
Policyholders’ dividends	5	7	1	—	N/M	—	—	N/M	6	7	14
Amortization of deferred acquisition costs	381	399	2	2	—	—	1	N/M	383	402	5
Other insurance related expenses	148	136	56	60	7	(4)	(2)	100	200	194	(3)
Other expenses	67	94	9	18	50	32	36	11	108	148	27

Total claims, benefits and expenses	1,752	1,821	318	389	18	134	135	1	2,204	2,345	6

Operating income (loss) before income tax and minority interest	401	401	(39)	(14)	(179)	(57)	(43)	(33)	305	344	(11)
Income tax (expense) benefit on operating income (loss)	(121)	(115)	22	13	69	28	18	56	(71)	(84)	15
Minority interest	(11)	(11)	—	—	N/M	—	(1)	N/M	(11)	(12)	8

Net operating income (loss) from continuing operations	269	275	(17)	(1)	N/M	(29)	(26)	(12)	223	248	(10)
Realized investment gains (losses), net of participating policyholders’ and minority interests	(52)	114	(30)	6	N/M	(12)	34	(135)	(94)	154	(161)
Income tax (expense) benefit on realized investment gains (losses)	19	(35)	11	(2)	N/M	3	(9)	133	33	(46)	172

Net income (loss) from continuing operations	$236	$354	$(36)	$3	N/M %	$(38)	$(1)	N/M %	$162	$356	(54)%

			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$2,116	$2,242	$180	$176	2%	$1	$1	—%	$2,297	$2,419	(5)%
Net written premiums	1,630	1,687	146	162	(10)	—	(3)	N/M	1,776	1,846	(4)
Net earned premiums	1,717	1,743	148	157	(6)	1	(3)	133	1,866	1,897	(2)

FINANCIAL RATIOS
Loss & LAE	67.0%	68.0%	N/M %	N/M %		N/M %	N/M %		79.8%	79.6%
Acquisition expense	19.1	18.3	N/M	N/M		N/M	N/M		18.2	17.8
Underwriting expense	11.6	12.4	N/M	N/M		N/M	N/M		13.0	13.6

Expense	30.7	30.7	N/M	N/M		N/M	N/M		31.2	31.4
Dividend	0.3	0.3	N/M	N/M		N/M	N/M		0.2	0.3

Combined ratio	98.0%	99.0%	N/M %	N/M %		N/M %	N/M %		111.2%	111.3%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

TWELVE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
DECEMBER 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$3,620	$3,968	(9)%	$5,420	$5,319	2%	$9,040	$9,287	(3)%
Net written premiums	3,267	3,598	(9)	3,506	3,431	2	6,773	7,029	(4)

Net earned premiums	3,379	3,557	(5)	3,484	3,411	2	6,863	6,968	(2)
Net investment income	878	840	5	621	554	12	1,499	1,394	8
Other revenues	47	44	7	188	156	21	235	200	18

Total operating revenues	4,304	4,441	(3)	4,293	4,121	4	8,597	8,562	—

Claims, benefits and expenses:
Net incurred claims and benefits	2,279	2,579	12	2,187	2,060	(6)	4,466	4,639	4
Policyholders’ dividends	6	18	67	7	4	(75)	13	22	41
Amortization of deferred acquisition costs	761	805	5	744	714	(4)	1,505	1,519	1
Other insurance related expenses	338	319	(6)	187	219	15	525	538	2
Restructuring and other related charges	—	—	N/M	—	—	N/M	—	—	N/M
Other expenses	43	66	35	185	151	(23)	228	217	(5)

Total claims, benefits and expenses	3,427	3,787	10	3,310	3,148	(5)	6,737	6,935	3

Operating income before income tax and minority interest	877	654	34	983	973	1	1,860	1,627	14
Income tax expense on operating income	(275)	(208)	(32)	(317)	(295)	(7)	(592)	(503)	(18)
Minority interest	—	—	N/M	(47)	(43)	(9)	(47)	(43)	(9)

Net operating income from continuing operations	602	446	35	619	635	(3)	1,221	1,081	13

Realized investment gains (losses), net of participating policyholders’ and minority interests	(149)	72	N/M	(81)	32	N/M	(230)	104	N/M
Income tax (expense) benefit on realized investment gains (losses)	52	(24)	N/M	28	(7)	N/M	80	(31)	N/M

Net income from continuing operations	$505	$494	2%	$566	$660	(14)%	$1,071	$1,154	(7)%

FINANCIAL RATIOS
Loss & LAE	67.4%	72.5%		62.8%	60.4%		65.1%	66.6%
Acquisition expense	18.9	18.5		17.1	17.9		18.0	18.2
Underwriting expense	13.6	13.1		9.6	9.5		11.5	11.3

Expense	32.5	31.6		26.7	27.4		29.5	29.5
Dividend	0.2	0.5		0.2	0.1		0.2	0.3

Combined ratio	100.1%	104.6%		89.7%	87.9%		94.8%	96.4%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$73	$54		$5	$5		$78	$59
Impact on loss & LAE ratio	2.2%	1.5%		0.1%	0.1%		1.1%	0.9%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development (1)	$(104)	$208		$(25)	$(61)		$(129)	$147
Prior year premium development	(19)	(58)		(11)	(5)		(30)	(63)
Other (2)	28	(10)		(3)	(1)		25	(11)

Total development & other	$(95)	$140		$(39)	$(67)		$(134)	$73

Impact of development & other on loss & LAE ratio (3)	(2.7)%	4.5%		(1.0)%	(1.9)%		(1.8)%	1.4%

(1)	In 2007, Standard Lines includes $39 million of favorable loss & LAE reserve development related to the 2005 hurricanes.

(2)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

(3)	In 2006, includes the impact of significant commutations.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

TWELVE MONTHS ENDED			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
DECEMBER 31	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Net earned premiums	$6,863	$6,968	$618	$641	(4)%	$3	$(6)	150%	$7,484	$7,603	(2)%
Net investment income	1,499	1,394	622	698	(11)	312	320	(3)	2,433	2,412	1
Other revenues	235	200	36	66	(45)	8	9	(11)	279	275	1

Total operating revenues	8,597	8,562	1,276	1,405	(9)	323	323	—	10,196	10,290	(1)

Claims, benefits and expenses:
Net incurred claims and benefits	4,466	4,639	1,312	1,195	(10)	217	191	(14)	5,995	6,025	—
Policyholders’ dividends	13	22	1	—	N/M	—	—	N/M	14	22	36
Amortization of deferred acquisition costs	1,505	1,519	15	14	(7)	—	1	N/M	1,520	1,534	1
Other insurance related expenses	525	538	199	201	1	9	18	50	733	757	3
Restructuring and other related charges	—	—	—	—	N/M	—	(13)	N/M	—	(13)	N/M
Other expenses	228	217	43	58	26	130	126	(3)	401	401	—

Total claims, benefits and expenses	6,737	6,935	1,570	1,468	(7)	356	323	(10)	8,663	8,726	1

Operating income (loss) before income tax and minority interest	1,860	1,627	(294)	(63)	N/M	(33)	—	N/M	1,533	1,564	(2)
Income tax (expense) benefit on operating income (loss)	(592)	(503)	135	49	176	32	4	N/M	(425)	(450)	6
Minority interest	(47)	(43)	—	—	N/M	(1)	(1)	—	(48)	(44)	(9)

Net operating income (loss) from continuing operations	1,221	1,081	(159)	(14)	N/M	(2)	3	(167)	1,060	1,070	(1)

Realized investment gains (losses), net of participating policyholders’ and minority interests	(230)	104	(56)	(50)	(12)	(25)	32	(178)	(311)	86	N/M
Income tax (expense) benefit on realized investment gains (losses)	80	(31)	20	17	18	8	(5)	N/M	108	(19)	N/M

Net income (loss) from continuing operations	$1,071	$1,154	$(195)	$(47)	N/M %	$(19)	$30	(163)%	$857	$1,137	(25)%

			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$9,040	$9,287	$692	$734	(6)%	$7	$18	(61)%	$9,739	$10,039	(3)%
Net written premiums	6,773	7,029	607	633	(4)	2	(7)	129	7,382	7,655	(4)
Net earned premiums	6,863	6,968	615	633	(3)	3	(6)	150	7,481	7,595	(2)

FINANCIAL RATIOS
Loss & LAE	65.1%	66.6%	N/M %	N/M %		N/M %	N/M %		77.7%	75.7%
Acquisition expense	18.0	18.2	N/M	N/M		N/M	N/M		17.5	17.8
Underwriting expense	11.5	11.3	N/M	N/M		N/M	N/M		12.5	12.2

Expense	29.5	29.5	N/M	N/M		N/M	N/M		30.0	30.0
Dividend	0.2	0.3	N/M	N/M		N/M	N/M		0.2	0.3

Combined ratio	94.8%	96.4%	N/M %	N/M %		N/M %	N/M %		107.9%	106.0%

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007
Limited partnership income	$35	$25	$21	$57	$138	$23	$36	$12	$21	$92
Interest on funds withheld and other deposits	(13)	(18)	(8)	(2)	(41)	(1)	(1)	(2)	(1)	(5)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—	—
Other investment income	170	193	190	190	743	198	200	199	194	791

Net investment income	$192	$200	$203	$245	$840	$220	$235	$209	$214	$878

	Specialty Lines
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007
Limited partnership income	$16	$12	$10	$29	$67	$12	$20	$7	$12	$51
Interest on funds withheld and other deposits	(3)	(5)	(1)	(2)	(11)	(1)	—	(1)	—	(2)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—	—
Other investment income	110	130	128	130	498	138	142	146	146	572

Net investment income	$123	$137	$137	$157	$554	$149	$162	$152	$158	$621

	P&C Operations
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007
Limited partnership income	$51	$37	$31	$86	$205	$35	$56	$19	$33	$143
Interest on funds withheld and other deposits	(16)	(23)	(9)	(4)	(52)	(2)	(1)	(3)	(1)	(7)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—	—
Other investment income	280	323	318	320	1,241	336	342	345	340	1,363

Net investment income	$315	$337	$340	$402	$1,394	$369	$397	$361	$372	$1,499

	Life & Group Non-Core
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007
Limited partnership income	$10	$8	$6	$10	$34	$9	$3	$(4)	$2	$10
Interest on funds withheld and other deposits	—	—	—	—	—	—	—	—	—	—
Income (loss) from trading securities	42	(9)	30	40	103	3	40	(2)	(31)	10
Other investment income	135	139	143	144	561	149	145	151	157	602

Net investment income	$187	$138	$179	$194	$698	$161	$188	$145	$128	$622

	Corporate & Other Non-Core
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007
Limited partnership income	$13	$8	$9	$19	$49	$8	$12	$4	$6	$30
Interest on funds withheld and other deposits	(9)	(7)	(1)	1	(16)	1	1	3	1	6
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—	—
Other investment income	64	76	73	74	287	69	73	67	67	276

Net investment income	$68	$77	$81	$94	$320	$78	$86	$74	$74	$312

	Total Operations
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007
Limited partnership income	$74	$53	$46	$115	$288	$52	$71	$19	$41	$183
Interest on funds withheld and other deposits	(25)	(30)	(10)	(3)	(68)	(1)	—	—	—	(1)
Income (loss) from trading securities	42	(9)	30	40	103	3	40	(2)	(31)	10
Other investment income	479	538	534	538	2,089	554	560	563	564	2,241

Net investment income	$570	$552	$600	$690	$2,412	$608	$671	$580	$574	$2,433

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIOD ENDED DECEMBER 31	Three Months			Twelve Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change

Property & Casualty Companies
Gross written premiums	$2,345	$2,287	3%	$9,783	$9,506	3%
Net written premiums	1,625	1,701	(4)	6,805	7,157	(5)

Net earned premiums	1,556	1,599	(3)	6,240	6,419	(3)
Claim and claim adjustment expenses	1,282	1,401	8	4,980	5,053	1
Acquisition expenses	275	285	4	1,150	1,229	6
Underwriting expenses	217	151	(44)	893	833	(7)
Policyholders’ dividends	3	3	—	18	15	(20)

Underwriting loss	(221)	(241)	8	(801)	(711)	(13)
Net investment income (1)	499	484	3	2,135	1,847	16
Other expenses	(14)	(33)	58	(44)	(121)	64
Income tax expense	(47)	(22)	(114)	(251)	(245)	(2)
Net realized losses	(212)	(81)	(162)	(464)	(49)	N/M

Net income	$5	$107	(95)%	$575	$721	(20)%

Financial Ratios
Loss and LAE	82.4%	87.6%		79.8%	78.7%
Acquisition expense	16.9	16.7		16.9	17.2
Underwriting expense	13.3	8.9		13.1	11.7

Expense	30.2	25.6		30.0	28.9
Dividend	0.2	0.2		0.3	0.2

Combined ratio	112.8%	113.4%		110.1%	107.8%

Life Company
Earned premium	$1	$1		$3	$9
SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	December 31, 2007	December 31, 2006

Property & Casualty Companies
Statutory surplus (2)	$8,378	$8,137

Life Company
Statutory surplus	$471	$687
Gross life insurance inforce	$14,090	$15,653

(1)	The twelve months ended December 31, 2007 include $143 million of declared dividends from Continental Casualty Company’s (CCC) life subsidiary, Continental Assurance Company (CAC). Additionally, CAC returned capital to CCC of $107 million during the second quarter of 2007.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2007 FY	2006 FY	2006 FY
	Evaluated	Evaluated	Evaluated
	at 12/31/07	at 12/31/06	at 12/31/07

Gross Accident Year	66.6%	69.8%	67.6%
Impact of Reinsurance	3.5	(1.8)	(1.7)

Net Accident Year	70.1	68.0	65.9%

Impact of Significant Commutations	—	1.4
Impact of Development and Other (1)	(2.7)	3.1

Net Calendar Year	67.4%	72.5%

	Specialty Lines
	2007 FY	2006 FY	2006 FY
	Evaluated	Evaluated	Evaluated
	at 12/31/07	at 12/31/06	at 12/31/07

Gross Accident Year	59.2%	62.2%	59.3%
Impact of Reinsurance	4.6	0.1	1.6

Net Accident Year	63.8	62.3	60.9%

Impact of Significant Commutations	—	—
Impact of Development and Other (1)	(1.0)	(1.9)

Net Calendar Year	62.8%	60.4%

	P&C Operations
	2007 FY	2006 FY	2006 FY
	Evaluated	Evaluated	Evaluated
	at 12/31/07	at 12/31/06	at 12/31/07

Gross Accident Year	62.2%	65.5%	62.8%
Impact of Reinsurance	4.7	(0.3)	0.6

Net Accident Year	66.9	65.2	63.4%

Impact of Significant Commutations	—	0.7
Impact of Development and Other (1)	(1.8)	0.7

Net Calendar Year	65.1%	66.6%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.